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                                                                  Exhibit 10.7


                           TERM LOAN PROMISSORY NOTE

$10,000,000.00                                             St. Louis, Missouri
                                                             December 21, 2006

         FOR VALUE RECEIVED, the undersigned, ZOLTEK COMPANIES, INC., a Missouri corporation ("Borrower"), hereby promises to pay to the order of ZSOLT RUMY ("Lender"), the principal sum of Ten Million Dollars ($10,000,000.00) on January 2, 2008. Borrower further promises to pay to the order of Lender interest on the from time to time outstanding principal balance of this Note prior to the maturity of this Note at a rate per annum equal to the rate per annum then being paid by Lender to an unaffiliated third party to obtain the funds necessary for Lender to make the loan to Borrower evidenced by this Note (as documented by Lender to the reasonable satisfaction of Borrower) (the "Cost of Funds Rate"), which interest rate shall fluctuate as and when the Cost of Funds Rate changes. Said interest shall be due and payable monthly in arrears on the last day of each month commencing January 31, 2007, and at the maturity of this Note, whether by reason of acceleration or otherwise. From and after the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue on the from time to time outstanding principal balance of this Note at a rate per annum equal to Two Percent (2%) per annum over and above the Cost of Funds Rate, fluctuating as aforesaid, and be due and payable on the demand of Lender. All payments received by Lender under this Note shall be allocated among the principal, interest and collection costs and expenses due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

         Borrower shall make each payment of principal of, and interest on, this Note to Lender at 3101 McKelvey Road, St. Louis, Missouri 63044 or such other address as Lender may from time to time specify in writing.

         Whenever any payment of principal of, or interest on, this Note shall be due on a day which is not a business day, the date for payment thereof shall be extended to the next succeeding business day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon, at the then applicable rate, shall be payable for such extended time.

         Borrower shall have the right to prepay all at any time or any portion from time to time of the outstanding principal balance of this Note prior to maturity, provided that contemporaneously with each such prepayment Borrower shall pay to the order of Lender all accrued and unpaid interest on the principal portion of this Note being prepaid to and including the date of such prepayment.

         If any of the following events ("Events of Default") shall occur: (a) Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, whether by reason of maturity, acceleration or otherwise, and any such failure shall remain unremedied for more than ten (10) business days after written notice thereof is given by Lender to Borrower; (b) Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such


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petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official of itself or a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against itself in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; or (c) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Borrower, or of a substantial part of the property or assets of Borrower, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official of Borrower or of a substantial part of the property or assets of Borrower or (iii) the winding up or liquidation of Borrower; and any such proceeding or petition shall continue undismissed for thirty (30) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) consecutive days; then, and in each such event (other than an event described in clauses (b) or (c) above), Lender may, at its option, declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable, whereupon all of such outstanding principal balance and accrued and unpaid interest shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may exercise any and all other rights and remedies which it may have at law or in equity; provided, however, that upon the occurrence of any event described in clauses (b) or (c) above, the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon shall automatically become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may exercise any and all other rights and remedies which it may have at law or in equity.

         In the event that any payment of any principal or interest due under or in respect of this Note is not paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promise to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

         This notice is provided pursuant to Section 432.047, R.S.Mo. As used herein, "borrower" means Borrower, "creditor" means Lender and each of "the credit agreement" and "this writing" means this Note. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS

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THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE
MAY LATER AGREE IN WRITING TO MODIFY IT.

         This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

                                           ZOLTEK COMPANIES, INC.


                                           By /s/ Kevin Schott
                                           Name: Kevin Schott
                                           Title: Chief Financial Officer



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